BlackBerry Announces Partial Extension of Convertible Debentures

US$365M 2020 Debentures fully repaid; US$150M Extension Debentures agreed on substantially identical terms until February 2024

WATERLOO, CANADA – November 13, 2023 – BlackBerry Limited (NYSE: BB; TSX: BB) today announced that it has entered into an agreement with certain controlled affiliates of Fairfax Financial Holdings Limited (together, “Fairfax”), pursuant to which Fairfax will subscribe for US$150 million aggregate principal amount of 1.75% extendable convertible unsecured debentures of BlackBerry (the “Extension Debentures”) on a private placement basis (the “Transaction”). The Transaction is expected to be completed on or before November 17, 2023.
BlackBerry also announced that it has paid all amounts due upon the maturity of its outstanding 1.75% unsecured convertible debentures issued September 1, 2020 (TSX: BB.DB.U) (the “2020 Debentures”). The outstanding principal amount of the 2020 Debentures was US$365 million and none of the 2020 Debentures had been converted into common shares of BlackBerry (“Common Shares”) prior to repayment.
The Extension Debentures will be convertible into Common Shares at a price of US$6.00 per Common Share and will be due on or about February 14, 2024, with an option for the parties to extend the maturity date to on or about May 14, 2024, by mutual agreement. The conversion price represents a premium of approximately 64.8% to the closing price of the Common Shares on the New York Stock Exchange on November 10, 2023, and the Common Shares issuable upon conversion of all of the Extension Debentures would represent approximately 4.3% of the current issued and outstanding Common Shares. Aside from the maturity date, the terms of the Extension Debentures will be substantially identical to those of the 2020 Debentures, except that the Extension Debentures will not be listed on any stock exchange and will not involve an indenture trustee. The Extension Debentures will be guaranteed on a senior unsecured basis by BlackBerry Corporation and BlackBerry UK Limited (the “Subsidiary Guarantees”).
In light of Fairfax’s interest in the proposed subscription for the Extension Debentures, the Transaction is a “related party transaction”, but will be exempt from the minority approval and valuation requirements of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions of the Canadian Securities Administrators. The Transaction will also be exempt from shareholder approval requirements under the rules of the Toronto Stock Exchange and the New York Stock Exchange. Fairfax beneficially owns, or exercises control or direction over, 46,724,700 Common Shares, representing approximately 8.0% of the currently issued and outstanding Common Shares on a non-diluted basis. Fairfax would own, control, or direct 71,724,700 Common Shares representing approximately 11.8% of the issued and outstanding Common Shares assuming full conversion of the Extension Debentures. Mr. Prem Watsa recused himself from BlackBerry Board of Directors discussions relating to the Transaction and did not vote on its approval.
The closing of the Transaction is subject to customary conditions, including approval from the Toronto Stock Exchange and the New York Stock Exchange.
The offer and sale of the Extension Debentures, the Subsidiary Guarantees and the Common Shares issuable upon conversion of the Extension Debentures, if any, will be made to accredited investors in reliance on the exemption from registration under Section 4(a)(2) of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and will not be registered pursuant to the Securities Act or any state securities laws. Unless a subsequent sale is registered under the Securities Act, the Extension Debentures, the Subsidiary Guarantees and the Common Shares issuable upon conversion of the Extension Debentures, if any, may only be offered or sold in the United States in a transaction that is exempt from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
An early warning report will be filed by Fairfax in accordance with applicable securities laws and will be available under BlackBerry’s profile on SEDAR+ at www.sedarplus.ca or directly from Fairfax by contacting John Varnell, Vice President, Corporate Development, at (416) 367-4941. BlackBerry’s head and registered office address is 2200 University Avenue East Waterloo, Ontario N2K 0A7. Fairfax’s head and registered office address is 95 Wellington Street West, Suite 800, Toronto, Ontario M5J 2N7. Fairfax will acquire the Extension Debentures for investment purposes, and in the future, it may discuss with management and/or the Board of Directors of BlackBerry any of the transactions listed in clauses (a) to (k) of item 5 of Form F1 of National Instrument 62-103 – The Early Warning System and Related Take-over Bid and Insider Reporting Issues and it may further purchase, hold, vote, trade, dispose or otherwise deal in the securities of BlackBerry, in such manner as it deems advisable to benefit from changes in market prices of BlackBerry securities, publicly disclosed changes in the operations of Blackberry, its business strategy or prospects or from a material transaction of BlackBerry.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.
About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including over 235M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety, and data privacy solutions, and is a leader in the areas of endpoint management, endpoint security, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.
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Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings, and other statements that are not historical facts.
The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic and financial market conditions, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the risks discussed in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and BlackBerry has no intention and undertakes no obligation to update or revise any of them, whether as a result of new information, future events or otherwise, except as required by applicable law.